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                         SELECT DIMENSIONS (SERIES I)
                           SEPARATE ACCOUNT THREE
                       HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 33-80738

    SUPPLEMENT DATED FEBRUARY 17, 2006 TO THE PROSPECTUS DATED MAY 2, 2005

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            SUPPLEMENT DATED FEBRUARY 17, 2006 TO YOUR PROSPECTUS

Effective upon the close of the New York Stock Exchange on April 27, 2006, the Technology Sub-Account will be liquidated.

The Board of Trustees of The Universal Institutional Funds, Inc. has approved the liquidation of the Technology Portfolio. Upon completion of the liquidation, the Technology Sub-Account will no longer be available. As a result, on April 27, 2006, any Contract Value allocated to Technology Sub-Account will be transferred to the Money Market Sub-Account.

Effective as of the close of trading of the New York Stock Exchange on April 27, 2006, any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the Technology Sub-Account will be updated to reflect the Money Market Sub-Account.

Effective April 27, 2006, all references to the Technology Fund in the prospectus are deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5951